UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2008
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As of the annual stockholders’ meeting of the registrant on April 23, 2008, the terms of Joseph P. Viviano and Harry H. Warner as directors expired.  Messrs. Viviano and Warner retired voluntarily.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 23, 2008, the Board of Directors of Chesapeake Corporation amended Article IV, Section 9 of the Bylaws of the Corporation to change the maximum age at which a director may be elected or re-elected and amended Article V, Section 3 to delete the provision that the Chairman of the Committee of Independent Directors could not serve for more than three (3) consecutive full terms.  A copy of the amended sections is filed herewith as Exhibit 3.1 and incorporated by reference herein.

ITEM 8.01  OTHER EVENTS

Chesapeake Corporation ("Chesapeake") held its annual stockholders meeting on April 23, 2008.  The slide package used by Chesapeake executives at the meeting is furnished herewith as Exhibit 99.1. The information in the presentation includes financial results through December 30, 2007. Chesapeake does not assume any obligation to update such information in the future.

The information in this Form 8-K and the exhibit attached shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing made by Chesapeake under the Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	3.1	Article IV, Section 9 and Article V, Section 3 of the Corporation's Bylaws, as amended April 23, 2008
	99.1	Presentation presented at the annual stockholders meeting held on April 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: April 24, 2008	BY:	/s/ Joel K. Mostrom
Joel K. Mostrom
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Article IV, Section 9 and Article V, Section 3 of the Corporation's Bylaws, as amended April 23, 2008
99.1	Presentation presented at the annual shareholder meeting held on April 23, 2008